SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT


                     Pursuant to Section 13 or 15(a) of
                     the Securities Exchange Act of 1934


                               Date of Report

                                July 25, 1996



                            COMPUDYNE CORPORATION
           (Exact name of registrant as specified in its charter)


                                   NEVADA
               (State or other jurisdiction of incorporation)


       1-4245                                              23-1408659
(Commission File Number)                    (IRS Employer Identification No.)


   120 Union Street
   Willimantic, Connecticut                                    06226
(Address of principal executive office)                    (Zip Code)



             Registrant's telephone number, including area code
                               (860) 456-4187


Item 2.  Acquisition or Disposition of Assets.

Acquisition of Shorrock Electronic Systems, Inc. Common Stock.

     Pursuant to the terms of a certain Stock Purchase Agreement entered into by and between CompuDyne Corporation ("the Company") and SES Corp. USA (the "Seller"), dated July 11, 1996, the Company acquired on that date all of the capital stock of Shorrock Electronic Systems, Inc. ("SES") from the Seller. The Seller is an indirect subsidiary of BET Public Limited Company. SES, located in Hanover, Maryland, is engaged in the sale, installation and maintenance of physical security systems for correctional and other facilities.

     The consideration paid to the Seller for the stock of SES was $290,000 in immediately available funds, representing the adjusted net asset value of SES as of June 29, 1996 less $550,000.

     The Company reviewed the recent financial performance of SES, visited SES' facilities, evaluated management, and considered SES' current backlog and future business potential in coming to the determination of the consideration to be paid. The Company also considered the ability of SES' business to complement CompuDyne's other security-related business lines consistent with CompuDyne's strategic direction.

     In order to provide the cash required to purchase the stock of SES and provide working capital for SES, the Company's chairman and Mr. Alan Markowitz, a director of the Company, purchased 600,000 additional shares of the Company's common stock for $600,000. In addition, in order to reduce Company debt and interest charges, these same individuals converted the Company's $400,000 Senior Convertible Notes held by them into 400,000 shares of the Company's common stock.

     Concurrently with the purchase of the stock of SES, the name of SES was changed to Quanta SecurSystems, Inc.

Item 7.   Financial Statements and Exhibits

          (a) Audited financial statements of Shorrock Electronic Systems, Inc. are not currently available, and will be filed as soon as practicable, but within 60 days from the date of this report.

          (b) Pro-forma financial statements to reflect the acquisition of Shorrock Electronic Systems, Inc. are not currently available, and will be filed as soon as practicable, but within 60 days of the date of this report.

          (c) Exhibit (99.1) Stock Purchase Agreement dated July 11, 1996 by and between CompuDyne Corporation and SES Corp. USA.

               Exhibit (99.2) Notice and Agreement of Conversion with respect to Senior Convertible Promissory Note by and between CompuDyne Corporation and Martin Roenigk.

               Exhibit (99.3) Notice and Agreement of Conversion with respect to Senior Convertible Promissory Note by and between CompuDyne Corporation and Alan Markowitz.

               Exhibit (99.4) Stock Purchase Agreement, dated as of July 11, 1996 by and among CompuDyne Corporation, Martin Roenigk and Alan Markowitz.
                            ____________________

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              COMPUDYNE CORPORATION


Date: July 25, 1996           By: /s/ Martin A. Roenigk
                                 Martin A. Roenigk, Chairman and
                                 Chief Executive Officer


                              INDEX TO EXHIBITS

          Exhibit (99.1) Stock Purchase Agreement dated July 11, 1996 by and between CompuDyne Corporation and SES Corp. USA.

               Exhibit (99.2) Notice and Agreement of Conversion with respect to Senior Convertible Promissory Note by and between CompuDyne Corporation and Martin Roenigk.

               Exhibit (99.3) Notice and Agreement of Conversion with respect to Senior Convertible Promissory Note by and between CompuDyne Corporation and Alan Markowitz.

               Exhibit (99.4) Stock Purchase Agreement, dated as of July 11, 1996 by and among CompuDyne Corporation, Martin Roenigk and Alan Markowitz.